UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 18, 2023
______________________
CASS INFORMATION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
______________________

Missouri	000-20827	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12444 Powerscourt Drive, Suite 550 St. Louis, Missouri	63131
(Address of principal executive offices)	(Zip Code)
(314) 506-5500
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.50 per share	CASS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Approval of the 2023 Omnibus Stock and Performance Compensation Plan

At the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Cass Information Systems, Inc. (the “Company”), held on April 18, 2023 (the “Annual Meeting”), the Company’s shareholders approved the Cass Information Systems, Inc. 2023 Omnibus Stock and Performance Compensation Plan (the “2023 Omnibus Plan”). The 2023 Omnibus Plan was previously approved by the Company’s Board of Directors (the “Board”) on February 16, 2023, upon recommendation of the Compensation Committee of the Board, subject to shareholder approval. The 2023 Omnibus Plan has been established to replace, on a prospective basis, the Cass Information Systems, Inc. Amended and Restated Omnibus Stock and Performance Compensation Plan, which was previously approved by shareholders and terminated in accordance with its terms on April 17, 2023.

The 2023 Omnibus Plan permits the grant of stock options (incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, phantom stock, and cash-based performance awards. The 2023 Omnibus Plan will be administered by the Compensation Committee of the Board or by its delegate.

A total of 1,000,000 shares of Common Stock, $0.50 per share, is available for grants under the 2023 Omnibus Plan to eligible employees and non-employee directors. The number of shares available for grant is subject to adjustment under certain circumstances described in the 2023 Omnibus Plan.

The Board may terminate or amend the 2023 Omnibus Plan at any time; provided, however, that amendment of the 2023 Omnibus Plan will be subject to shareholder approval in certain circumstances. The 2023 Omnibus Plan will terminate on April 17, 2033.

This description of the 2023 Omnibus Plan is a summary only and is qualified by reference to the 2023 Omnibus Plan, which is filed as Exhibit 10.1 hereto. A more complete description of the terms of the 2023 Omnibus Plan can be found in section IV, “Approval of the 2023 Omnibus Stock and Performance Compensation Plan – Proposal 4” on pages 17 to 25 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2023, which description is incorporated by reference herein

Grant of Restricted Stock

As previously announced by the Company, Martin H. Resch was appointed as the Company’s Chief Executive Officer effective April 18, 2023 as part of the Company’s succession planning. On April 20, 2023, the Board, upon the recommendation of the Compensation Committee, granted Mr. Resch 5,318 shares of restricted stock under the 2023 Omnibus Plan in connection with his transition to Chief Executive Officer. Mr. Resch’s restricted stock grant was made in accordance with the terms of the Company’s long-term incentive compensation program for executive officers and is in addition to the compensation package previously approved for Mr. Resch as described in the Company’s Current Report on Form 8-K filed with the SEC on February 22, 2023.

The terms of the restricted stock are as set forth in the relevant portions of the Company’s form of Restricted Stock Agreement (the “Award Agreement”). Of the total shares awarded, 2,127 are time-based restricted stock that will cliff vest three years from the date of grant and 3,191 are performance-based restricted stock that will vest three years from the date of grant with amounts earned, if any, based on the Company’s achievement of earnings per share and return on equity performance targets for the prospective three-year performance period. The ultimate number of performance-based shares earned will range from 0% to 150% of the target award based on the Company’s achievement of these performance goals, with no performance-based awards being earned if threshold performance targets are not met. Vesting is accelerated, in certain circumstances, upon termination of employment in the event of death, disability or following a change of control, subject to the terms set forth in the Award Agreement. Time-based restricted stock carries voting and dividend rights from the date of grant; holders of performance-based restricted stock are entitled to voting and dividend rights only upon satisfaction of applicable performance criteria and vesting of the shares. In both cases, the payment of any dividends is deferred until the shares to which such dividends are attributable vest.

In the event that the Company materially restates its financial statements, the restricted stock shall be subject to rescission, revocation, adjustment, modification or otherwise in accordance with the Company’s governing Clawback
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Policy, as it may be amended from time to time in compliance with the rules and regulations of the SEC and the Nasdaq Stock Market.

The summary of the terms of the restricted stock is qualified in its entirety by reference to the terms set forth in the form of the Award Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. Further information about the Company’s long-term incentive compensation program is discussed in the Company’s most recent definitive proxy statement on Schedule 14A, filed with the SEC on March 8, 2023.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 18, 2023, the Company held the Annual Meeting. The following is a summary of the matters voted on at the Annual Meeting:

(a) Election of five directors to serve three-year terms ending in 2026, as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Eric H. Brunngraber	9,544,237	591,965	61,000	1,878,709
Benjamin F. Edwards, IV	9,788,369	345,889	62,944	1,878,709
Ann W. Marr	9,996,878	139,273	61,052	1,878,709
Martin H. Resch	9,948,866	188,571	59,765	1,878,709
Joseph D. Rupp	9,978,646	155,925	62,632	1,878,709

All director nominees were elected.

(b) Advisory approval of the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,900,410	203,377	93,415	1,878,709

The Company’s executive compensation was approved by advisory vote.

(c) Advisory vote on the frequency of executive compensation advisory vote:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
9,322,698	9,015	787,427	78,062	1,878,709

By advisory vote, the shareholders voted to hold an advisory vote on executive compensation every year.

(d) Approval of the Company’s 2023 Omnibus Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,788,611	318,396	90,195	1,878,709

The Company’s 2023 Omnibus Plan was approved.

(e) Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2023:

Votes For	Votes Against	Abstentions
11,930,125	111,424	34,362

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The selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2023 was ratified.

Item 8.01.    Other Events.
Also on April 18, 2023, the Company’s Board of Directors declared a second quarter dividend of $0.29 per share payable on June 15, 2023 to shareholders of record on June 5, 2023.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description of Exhibit

10.1	Cass Information Systems, Inc. 2023 Omnibus Stock and Performance Compensation Plan

10.2	Form of Restricted Stock Award Agreement under the Cass Information Systems, Inc. 2023 Omnibus Stock and Performance Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 21, 2023

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Martin H. Resch
Name:	Martin H. Resch
Title:	President and Chief Executive Officer

By:	/s/ Michael J. Normile
Name:	Michael J. Normile
Title:	Executive Vice President and Chief Financial Officer
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